Accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2024
Accounting judgments, estimates and assumptions
Accounting judgments, estimates and assumptions

4.   Accounting judgments, estimates and assumptions

The preparation of consolidated financial statements in conformity with IFRS Accounting Standards requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the reporting dates and the reported amounts of revenues and expenses during the reporting periods. However, uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Key areas of estimation uncertainty and critical judgments

In the process of applying the Group’s accounting policies, management has made the following key judgments and estimates, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

●	Revenue recognition: categorization of in-game purchases between durable and consumable and determination of their periods of usage.
●	Revenue recognition: estimation of the average playing period of our users and estimation of the remaining lifespan of the games.
●	Uncertain tax positions - indirect taxes.
●	Classification and measurement of share warrant obligation.
●	Measurement of intangible assets recognized in business combination.
●	Measurement of the financial instruments issued as part of the investment in associates.
●	Assessment of control of associates

Revenue recognition

The approach to in-game purchases, consumable and durable items

The satisfaction of our performance obligation is dependent on the nature of the virtual item purchased and as a result, we categorize our virtual items as either consumable or durable.

●	Consumable virtual items represent items that can be consumed by a specific player action. They can, for example, instantly refill certain stats like mana or health points or be used to skip cooldowns. Common characteristics of consumable virtual items are that they are no longer displayed on the player’s game board after a short period of time (usually within few days since the date of purchase), do not provide the player any continuing benefit following consumption (they cannot be used to improve the character), and often enable a player to perform an in-game action immediately. For the sale of consumable virtual items, we recognize revenue at a point in time.
●	Durable virtual items represent items that enhance player’s character or game inventory set over a certain period of time (e.g. that increase player hero’s power in Hero Wars game or enhance an island’s buildings in our Island Experiment game). These items are accessible to the player over an extended period of time or can be exchanged or used for obtaining different items or levels in the games, which in turn are associated with the players character for an extended period of time (e.g. “stars” influencing the specific hero power in the game). Considering the complexity of the gameplay, great variety of in-game items and different behavioural patterns of players on different levels of character development, it is impracticable to estimate the useful life of in-game items. Therefore, we recognize the revenue from the sale of durable virtual items rateably over the average playing period of players for the applicable game (player’s lifespan), which represents our best estimate of the average life of the durable virtual item. We use this approach for substantially all of our revenue.

To separately account for consumable and durable virtual items, the Company specifically identifies each purchase for the majority of virtual items purchased in our games whether it relates to a durable or consumable item. The players may also purchase within the game virtual currencies which they may use in the future to acquire either durable or consumable virtual items. The performance obligations related to both virtual currency and virtual goods include the Company’s explicit promise to provide customers the right to use the virtual items and an implied promise to maintain the digital game environment. These obligations have been assessed as not distinct because they are highly interrelated and interdependent. As such, the Company accounts for them as a single performance obligation. Virtual currency follows the same revenue recognition pattern as for virtual goods, with the amounts allocated on consumable items being recognized when converted and amounts allocated to durable items recognized over the average playing period of paying users in our games.

The Company allocates unconverted virtual currency at the end of a period into either “durable virtual currency” or “consumable virtual currency” in alignment with the actual conversion pattern for durable virtual items and consumable virtual items purchased by players during the same period. No revenue is recognized on the sale of consumable virtual currency until such virtual currency is converted into virtual items. The balance of unconverted durable virtual currency follows the revenue recognition pattern for durable virtual items and, accordingly, its portion is allotted to deferred revenue at period end and recognized ratably over the average playing period of paying users in our games. Revenue recognition in respect of the balance of unconverted consumable virtual currency requires additional adjustments in order to ensure that only converted consumable virtual currency is recognized in a period. The Company adjusts the amount of revenue recognized for the reporting period by (a) removing the amount of revenue equal to the portion of unused consumable virtual currency at the reporting date and (b) adding back the amount of revenue equal to the portion of unused consumable virtual currency from previous reporting periods that were converted to virtual goods within the current reporting period. The amount of unconverted consumable virtual currency is included in deferred revenue at period end.

Estimate of players lifespan

We determine the estimated weighted average playing period of payers by game on a quarterly basis, beginning at the time of a player’s first purchase in the respective game and ending on a date when that paying player is deemed to be no longer playing. To determine when paying players are no longer playing a given game, we analyse the entire population of payers who made in-game payments in the relevant periods and determine whether each payer is an active or inactive player as at the date of our analysis. To determine which payers are inactive, we analyse the dates that each payer last logged into that game. We determine a player to be inactive once they have reached a period of inactivity for which it is probable that they will not return to a specific game. We use judgment to set a minimum period of inactivity to distinguish between active users and those that are deemed inactive at the date of evaluation which is currently determined as 30 days after last login date for the majority of platforms/games. Based on the actual expired lifespans and projection for active players, we then project an average expected lifespan term of the population.

In our core game Hero Wars a significant portion of our revenues is produced by a relatively low percentage of our users, which pay substantially higher dollar amounts for in-game virtual items as compared to the average payment per user and tend to have substantially longer playing periods as compared with average playing periods for the entire population. Moreover, the average playing periods may differ substantially among different platforms, through which we distribute our games. To account for these aspects, we estimate the average playing periods separately for each platform as soon as we have the indicators that the average playing periods for a particular platform may differ from the average periods for other platforms and adjust the average playing periods by assigning greater weight to higher spending payers versus average payers in the population. We use the Kaplan-Meyer survival model to arrive at the average playing period of the paying users for each platform.

Key factors of estimation uncertainty

We expect that in future periods, there may be changes in the mix of consumable and durable virtual items offered and sold, reduced virtual item sales in certain existing games, changes in estimates of the average playing period of players and/or changes in our ability to make such estimates. When such changes occur, and in particular if more of our revenue in any period is derived from durable virtual items or the estimated average playing period of payers increases on average, the amount of revenue that we recognize in a current or future period may be reduced, perhaps significantly. Conversely, if the estimated average playing period of payers decreases on average, the amount of revenue that we recognize in a current or future period may be accelerated, perhaps significantly, and we would disclose the effects of such changes in our consolidated financial statements.

The length of the lifespan depends on the players’ behaviours which vary across different game titles and across different platforms, where lifespans for social and web platforms tend to be longer than for mobile platforms. The length of the lifespans may also depend on the maturity of the game title and our ability to allocate necessary financial and intellectual resources to implement relevant strategies for player attraction and retention.

When a new game is launched and only a limited period of payer data is available for our analysis, then we need to consider other factors to determine the estimated average playing period of payers, such as the estimated average playing period of payers for our other game titles with similar characteristics and review of externally available information, including industry peers.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in proportion between durable and consumable items and to change in estimated player’s lifespan. Below is the analysis of sensitivity to these parameters:

●	While other parameters remain constant, an increase of the share of durable items in total payments by 10% would decrease reported revenues for 2024 and respectively increase deferred revenue balance as at December 31, 2024 by 20,699.
●	While other parameters remain constant, a decrease of the share of durable items in total payments by 10% would increase reported revenues for 2024 and respectively decrease deferred revenue balance as at December 31, 2024 by 20,934.
●	While other parameters remain constant, an increase/(decrease) of the share of consumable items in total payments by 10% would increase/(decrease) reported revenues for 2024 and respectively (decrease)/increase deferred revenue balance as at December 31, 2024 by 3,685.
●	While other parameters remain constant, an increase in the estimated lifespans applied in 2024 by 10% would decrease reported revenues for 2024 and respectively increase deferred revenue balance as at December 31, 2024 by 29,275.
●	While other parameters remain constant, a decrease in the estimated lifespans applied in 2024 by 10% would increase reported revenues for 2024 and respectively decrease deferred revenue balance as at December 31, 2024 by 31,136.

Uncertain tax positions - indirect taxes

Accounting for the tax uncertainties involves a significant judgment in respect of both assessment of the likelihood of the realization of the tax uncertainties and estimation uncertainty in their quantification/measurement.

The Group disclosed possible and accrued probable risks in respect of non-income tax uncertain tax positions. Management estimates the amount of risk based on its interpretation of the relevant legislation, in accordance with the current industry practice and in conformity with its assessment of the likelihood, which require considerable judgment (Note 20).

Classification and measurement of share warrant obligation

Upon completion of the merger with Kismet on August 26, 2021, each outstanding warrant to purchase Kismet’s ordinary shares was converted into a warrant to acquire one ordinary share of the Company, at a price of US$ 115 per share. A total of 20,250,000 Kismet warrants were converted into 20,249,993 warrants of the Company, 13,499,993 of which are public and 6,750,000 of which are private.

The Company accounts for the warrants in its financial statements as a liability in accordance with IAS 32 - Financial Instruments: Presentation and IFRS 9 - Financial Instruments, based on the fact the fixed-for-fixed criteria is not met. This is due to the fact that investors can exercise their warrants on a cashless basis according to make-whole table, where warrants are exchanged into a fractional number of shares depending on the share price at time of redemption and remaining time to warrant expiration. The warrants are initially recorded at fair value and then remeasured at each reporting date until exercised or expired, with any change in fair value to be recognized in profit or loss within the caption Change in fair value of share warrant obligation and other financial instruments.

Management used the Monte Carlo simulations to determine the value of the Company’s private placement warrants and the Company’s public warrants as at December 31, 2022 due to the fact that the market price was not available as at December 31, 2022 as the trading of the Company’s public warrants was suspended at that time, while for the purpose of estimating fair value of private placement warrants and the public warrants as at December 31, 2023 and 2024 management used the traded market price observed at NASDAQ as at December 31, 2023 and 2024, as the trading of the Company’s warrants had resumed on the March 16, 2023 (see Note 21).

The Bloomberg Trinomial Model is used to value Private warrants as at December 31, 2023 and 2024. This is an option pricing model that calculates values using three possible price movements (up, middle, down) at each time step. It uses standard market inputs (price, strike, rates, volatility, time) and is integrated into Bloomberg terminals. The input parameters are based on the implied market price of Public warrants, which are then used to assess the price of Private warrants.

The valuation method used as at December 31, 2022 where the Company used Monte-Carlo simulation included the following input parameters:

●	Implied multiples were calculated using the last quoted share price before the trading halt was introduced to estimate a discount/(premium) to median multiples of peer group (30% for EV/Bookings and 2% for EV/EBITDA);
●	Median EV/Bookings and EV/EBITDA multiples of peer group were calculated as at the reporting date;
●	Discounts/(premiums) from the multiples calculated in the first step were applied to estimate our multiples as at the reporting date.

The valuation method used as at December 31, 2023 and 2024 was based on the quoted market price. Both types of warrants were valued this way due to the reasons discussed below (see Note 21).

Measurement of the financial instruments issued as part of the investments in associates

Significant judgment is required in measurement of the fair value of the financial instruments related to the investments in equity-accounted associates during the current reporting period, which included contingent consideration (sellers and founders earn-outs), call and put options of GDEV Inc. and respective shareholders as per shareholders’ and share purchase agreements and conversion option for the loan issued to Castcrown Ltd.

Fair value of the mentioned financial instruments considers the likelihood of achievement by the associates of performance targets such as those in respect of Net bookings and EBITDA over certain agreed periods of time. In order to estimate achievement of such performance targets management utilized Monte-Carlo simulations over the agreed periods and projected various outcomes for each performance target based on the underlying management assumptions of the investees’ future business growth. Management determined the fair values of the financial instruments based on outputs provided by those Monte-Carlo simulations.

In order to determine the fair value of the financial instruments (see Note 3 and 16) management applied the following assumptions:

●	Target payback of 365 days on marketing investments in customer acquisition (i.e. the period over which we expect to recover marketing expenses made) applied to the projected periods. This assumption is based on the historical effectiveness of marketing expenses for Hero Wars game and the adjustment applied by management related to uncertainty of the games being new.
●	Discount rate based on risk-free rate of 4.25%.
●	Valuation of investees based on multiples of Enterprise Value to Net Bookings of 1.15 and Enterprise Value to Investor’s consolidated management EBITDA of 10.08 based on consensus forecasted multiples from analytical reports.
●	Assumption of Standard deviation (Sigma parameter of GBM distribution) of marketing expenditure incurred in order to generate bookings over the projected period of time with bookings benchmarked against historic performance of the same genre games in the gaming industry and implying certain Failure rate for such games.

Due to the fact that stochastic generated marketing costs are mainly dependent from sigma parameter of GBM distribution, sigma was used in sensitivity tests to determine change in fair value of financial instruments with the change of marketing costs.

The analysis of sensitivity to the key parameters of financial models in MX Capital Ltd and Castcrown Ltd listed above shows that there is no reasonably possible change in the key parameters that would materially change the fair value of the relevant financial instruments.

The Group measures financial instruments, such as derivatives at fair value at each reporting date. In addition, fair values of financial instruments measured at amortized cost are disclosed in Note 28.

Measurement of the intangible assets recognized at acquisition

Management used the relief-from-royalty method under the income approach to measure the fair value of the intangible assets acquired as part of the acquisition of Cubic Games Studio Ltd relating to its game “Pixel Gun 3D”.

The relief-from-royalty method measures the fair value of intangible assets using assumptions about what would it cost for a market participant to use the acquired intangible asset if another entity owned it. This technique is appropriate only if the highest and best use of the asset is to use it actively in the market. As a result of owning the asset, a market participant is relieved from making royalty payments that might otherwise be required. This method includes assumptions about the stream of payments that would be required, usually in the form of royalties, to another party for the right to use the asset. The fair value of the intangible asset is measured as the discounted stream of payments from which the acquiring entity is relieved because it owns the asset.

Management believes that the ‘relief-from-royalty method’ is the most appropriate method for the valuation of the intangible assets, as it minimizes the unobservable inputs. The highest and best use of main game of Cubic Games Studio Ltd is to use it actively in the market and earn revenue from in-app purchases and advertising.

Assessment of control of associates

In January 2022, the Company entered into a share purchase agreement to acquire 48.8% of the issued share capital of MX Capital Ltd and 49.5% of the issued share capital of Castcrown Ltd (refer to Note 15). As part of these acquisitions, the Company entered into a shareholders’ agreement with the remaining shareholders of the investees, which included a put and call option agreement allowing the Company to obtain control over 100% of the issued share capital of the investees. The Company also entered into loan agreements with the associates (refer to Note 16). After analyzing the share purchase agreements and other instruments issued, the Company concluded that it does not have the ability to direct the activities that significantly affect the investee’s returns - i.e. the relevant activities. The veto rights it retains based on the share purchase agreements are protective rights. Additionally, the Company does not hold any voting rights sufficient to unilaterally direct the relevant activities of the investees. Therefore, the Company does not have control over the investees and should not consolidate them.

Other areas of estimation uncertainty and judgments

Other judgments and estimates reflected in the Group’s financial statements include, but are not limited to:

●	Recoverability of deferred tax assets.
●	ECL measurement.
●	Fair value of loan receivable (refer to Measurement of the financial instruments issued as part of the investments in associates).
●	Software development costs and recognition of internally built software.
●	Impairment of non-financial assets.

Recoverability of deferred tax assets

The utilization of deferred tax assets will depend on whether it is probable to generate sufficient taxable income against which the deductible temporary differences can be utilized. Various factors are used to assess the probability of the future utilization of deferred tax assets, including past operating results, operational plans, expiration of tax losses carried forward, and tax planning strategies.

ECL measurement

The Group records an allowance for ECLs for all receivables and other debt financial assets not held at fair value through profit or loss (“FVTPL”). The ECL allowance is based on the credit losses expected to arise over the life of the asset (the lifetime expected credit loss or LTECL) for Trade and other receivables. The LTECL is also used for other financial assets, unless there has been no significant increase in credit risk since origination, in which case, the allowance is based on the 12 months’ expected credit loss (12-month ECL). The 12-month ECL is the portion of LTECL that represent the ECLs that result from default events on a financial instrument that are expected within the 12 months after the reporting date. Both LTECL and 12-month ECL are calculated on either an individual basis or a collective basis, depending on the nature of the underlying portfolio of financial instruments.

ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive. The shortfall is then discounted at an approximation to the asset’s original effective interest rate. The mechanics of the ECL’s key elements’ calculations are outlined below:

-	PD: The Probability of Default is an estimate of the likelihood of default over a given time horizon. A default may only happen at a certain time over the assessed period, if the facility has not been previously derecognized and is still in the portfolio.
-	EAD: The Exposure at Default is an estimate of the exposure at a future default date, taking into account expected changes in the exposure after the reporting date, including repayments of principal and interest, whether scheduled by contract or otherwise, expected drawdowns on committed facilities, and accrued interest from missed payments.
-	LGD: The Loss Given Default is an estimate of the loss arising in the case where a default occurs at a given time. It is based on the difference between the contractual cash flows due and those that the lender would expect to receive, including from the realization of any collateral. It is usually expressed as a percentage of the EAD.

The Group has established a policy to perform an assessment, at the end of each reporting period, of whether a financial instrument’s credit risk has increased significantly since initial recognition, by considering the change in the risk of default occurring over the remaining life of the financial instrument.

In all cases, the Group considers that there has been a significant increase in credit risk when contractual payments are more than 30 days past due. The Group considers a financial asset in default when contractual payment are 90 days past due. However, in certain cases, the Group may also consider a financial asset to be in default when internal or external information indicates that the Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Group.

Software development costs

Our development teams, which develop the online games, follow an agile development process, whereas the preliminary project stage remains ongoing until just prior to worldwide launch of the game, at which time final feature selection occurs. As such, the development costs in respect of online games are expensed as incurred in our consolidated statement of profit or loss and other comprehensive income. We did not capitalize any online games development costs during the years ended December 31, 2024, 2023 and 2022, except for those acquired in the business combination.

Development expenditures in respect of the software for the internal use are recognized as an intangible asset when the Group can demonstrate the technical and commercial feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the asset and the ability to measure reliably the expenditure during development. We did not capitalize any software development costs during the years ended December 31, 2024, 2023 and 2022.

Impairment on non-financial assets

Impairment exists when the carrying value of an asset or CGU exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs of disposing of the asset. The value in use calculation is based on a DCF model. The cash flows are derived from the forecasts for the next five years and do not include restructuring activities that the Group is not yet committed to or significant future investments that will enhance the performance of the assets of the CGU being tested. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. These estimates are most relevant to goodwill recognized by the Group. The key assumptions used to determine the recoverable amount for the different CGUs are disclosed and further explained in Note 14.

Reclassifications to Prior Period Financial Statements and Adjustments

Reclassifications have been made in the Group’s consolidated statement of profit or loss and other comprehensive income of the comparative periods to correct an immaterial classification error, with regards to depreciation and amortization expense. For the years ended December 31, 2023 and 2022 the depreciation and amortization expense in the amount of 6,276 and 6,901 was reclassified from “Depreciation and amortization” and allocated to “Game operation cost”, “Selling and marketing expenses” and “General and administrative expenses” in the amounts of 3,925, 524 and 1,827 for 2023 and 3,323, 514 and 3,064 for 2022, respectively.

Furthermore, the Company has corrected immaterial errors in the “Segment reporting” Note for the comparative period of the year ended December 31, 2022 to:

(a)

adjust segment’s Management EBITDA for 2022 due to the improper classification of certain items to Nexters Global Ltd Management EBITDA instead of “other segments” Management EBITDA. Specifically, Nexters Global Ltd Management EBITDA for 2022 has been adjusted to 126,815 instead of 138,647, and other segments to -13,672 instead of -25,504, and

(b)

update the Segment Revenue line for 2022, which previously reflected the segment’s Total Bookings (i.e., Revenue before any deferral) (432,658 for Nexters Global Ltd and 16,788 for “other segments”) instead of Revenue (472,394 for Nexters Global Ltd and 7,294 for “other segments”).